Exhibit 10.1

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement"), is entered into as of November 12, 2018, by and among SkyAuction.com, Inc., a Delaware corporation (the "Guarantor"), and the Michael Hering as Shareholder Representative (as defined in the Merger Agreement, (the "Secured Party”). All capitalized terms not otherwise defined herein shall the meanings ascribed to them in that certain Agreement and Plan of Merger (the “Merger Agreement”), that certain Secured Promissory Note (the “Note”), and that certain Secured Unconditional Guaranty (“Guaranty”), entered into by and between Guarantor, the Secured Party, and Incumaker of even date herewith.

RECITALS

WHEREAS, the Guarantor has guaranteed the Promissory Note owed by Incumaker, Inc., (“Incumaker”) a Delaware corporation, to the Shareholder Representative (as defined in the Merger Agreement), for $2,500,000 which was entered into as partial consideration pursuant to the Merger Agreement, each dated as of even date herewith; and

WHEREAS, this Agreement is being executed and delivered by Guarantor to secure the Guaranty.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agrees as follows:

1.          Obligations Secured. This Agreement secures, in part, the prompt payment and performance of all Obligations of Guarantor under the Note and the Guaranty, and all renewals, extensions, modifications, amendments, and/or supplements thereto (collectively, the "Secured Obligations").

2.          Grant of Security.

a.	Collateral. Guarantor hereby grants, pledges, and assigns for the benefit of the Secured Party, and there is hereby created in favor of the Secured Party, a security interest in and to all of Guarantor' s right, title, and interest in, to, and under all of the collateral set forth on Exhibit A hereto (collectively, "Collateral").

b.	Effective Date. This grant of security shall be effective as of the date hereof.

c.	Filings to Perfect Security. The Secured Party will (and is hereby authorized to) file with any filing office such financing statements, amendments, addenda, continuations, terminations, assignments and other records (whether or not executed by Guarantor) to perfect and to maintain perfected security interests in the Collateral by the Secured Party, whereby (a) promptly upon the execution of this Agreement, a Financing Statement on Form UCC-1 (the "Financing Statement'') shall be filed with the Delaware Secretary of State on behalf of the Secured Party with respect to the Collateral; The Financing Statement shall designate the Secured Party as a Secured Party and Guarantor as the debtor, shall identify the security interest in the Collateral, and contain any other items required by law.

Exhibit 10.1 page 2 of 8

The Financing Statement shall contain a description of collateral consistent with the description set forth herein."

3.          Transfers and Other Liens. Guarantor shall not, without the prior written consent of the Secured Party, at their sole and absolute discretion

a.	Sell, transfer, assign, or dispose of (by operation of law or otherwise), any of the Collateral outside of the ordinary course of business; or

b.	Permit any of the Collateral to be levied upon under any legal process.

4.          Representations and Warranties. Guarantor hereby represents and warrants to the Secured Party as follows: (a) to Guarantor' s knowledge, Guarantor will be the owner of the Collateral after the consummation of the merger with the Guarantor (or, in the case of after-acquired Collateral, at the time Guarantor acquires rights in the Collateral, will be the owner thereat) and that, except as expressly provided herein, no other person has (or, in the case of after-acquired Collateral, at the time Guarantor acquires rights therein, will have) any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral except as provided under the terms of the Agreement with respect to the Secured Party; (b) to Guarantor's knowledge, except as expressly provided herein, upon the filing of a Financing Statement with the Delaware Secretary of State, the Secured Party (or in the case of after-acquired Collateral, at the time Guarantor acquires rights therein, will have) will have a perfected security interest in the Collateral to the extent that a security interest in the Collateral can be perfected by such filing; (c) all Accounts Receivable (as defined in Exhibit A) are genuine and enforceable against the party obligated to pay the same; (d) Guarantor has full power and authority to enter into the transactions provided for in this Agreement and the Guaranty; (e) this Agreement and the Guaranty, when executed and delivered by Guarantor, will constitute the legal, valid and Exhibit 10.1 page obligations of Guarantor enforceable in accordance with their terms; (t) the execution and delivery by Guarantor of this Agreement and the Guaranty and the performance and consummation of the transactions contemplated hereby and thereby do not and will not violate Guarantor's Certificate of Incorporation or Bylaws or any material judgment, order, writ, decree, statute, rule or regulation applicable to Guarantor (g) there does not exist any default or violation by Guarantor of or under any of the terms, conditions or obligations of (i) any indenture, mortgage, deed of trust, franchise, permit, contract, agreement, or other instrument to which Guarantor is a party or by which Guarantor is bound, or (ii) any law, ordinance, regulation, ruling, order, injunction, decree, condition or other requirement applicable to or imposed upon Guarantor by any law, the action of any court or any governmental authority or agency; and the execution, delivery and performance of this Agreement will not result in any such default or violation; (h) there is no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand pending or, to the knowledge of Guarantor, threatened which adversely affects Guarantor' s business or financial condition and there is no basis known to Guarantor for any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand which could result in the same; and (i) this Agreement and the Guaranty do not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements contained in this Agreement and the Guaranty not misleading.

Exhibit 10.1 page 3 of 8

5.          Events of Default. For purposes of this Agreement, the term "Event of Default" shall mean and refer to any of the following:

a.	Failure of Guarantor to perform or observe any covenant set forth in this Agreement, or to perform or observe any other term, condition, covenant, warranty, agreement or other provision contained in this Agreement, where such failure continues for five (5) days after receipt of written notice from Secured Party specifying such failure;

b.	Any representation or warranty made or furnished by Guarantor in writing in connection with this Agreement and the Guaranty or any statement or representation made in any certificate, report or opinion delivered pursuant to this Agreement or in connection with this Agreement is false, incorrect or incomplete in any material respect at the time it is furnished; or

c.	Occurrence of any other Event of Default as defined in the Guaranty.

6.          Remedies. Upon the occurrence and during the continuance of an Event of Default (subject to the notice and cure provisions provided for herein, if any), the Secured Party shall have the rights of a secured creditor under the Uniform Commercial Code of the applicable jurisdiction, all rights granted by the Guaranty, this Security Agreement and by law, including the right to require Guarantor to assemble the Collateral and make it available to the Secured Party at a place to be designated by Guarantor. The rights and remedies provided in this Agreement and the Guaranty are cumulative and may be exercised independently or concurrently and are not exclusive of any other right or remedy provided at law or in equity. No failure to exercise or delay by the Secured Party in exercising any right or remedy under this Agreement or the Guaranty shall impair or prohibit the exercise of any such rights or remedies in the future or be deemed to constitute a waiver or limitation of any such right or remedy or acquiescence therein. Every right and remedy granted to the Secured Party under this Agreement and the Guaranty or by law or in equity may be exercised by any Secured Party at any time and from time to time.

7.          Further Assurances. Guarantor agrees that, from time to time, at its own expense, it will:

a.	Protect and defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein and preserve and protect Secured Party's security interest in the Collateral.

b.	Promptly execute and deliver to Secured Party all instruments and documents, and take all further action necessary or desirable, as any Secured Party may reasonably request to (i) continue, perfect, or protect any security interest granted or purported to be granted hereby, and (ii) enable a Secured Party to exercise and enforce any of Secured Party's rights and remedies hereunder with respect to any Collateral.

c.	Permit a Secured Party's representatives to inspect and make copies of all books and records relating to the Collateral, wherever such books and records are located, and to conduct an audit relating to the Collateral at any reasonable time or times.

8.          Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex, e-mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent as follows:

Exhibit 10.1 page 4 of 8

If to the Guarantor, to:

Incumaker, Inc.
327 Dahlonega Road, Suite 1701B
Cumming, GA 30040
Attention: Ketan Thakker
e-mail: ketan.thakker@ubid.com

With a copy by e-mail only to (which copy shall not constitute notice):

Culhane Meadows PLLC
1101 Pennsylvania Avenue, N.W., Suite 300
Washington, D.C. 20004
Attn: Ernest Stern, Esq.
e-mail: estern@CulhaneMeadows.com

If to the Secured Party:

Michael Hering
547 Highland Avenue
Westfield, NJ 07090

With a copy by e-mail only to (which copy shall not constitute notice):

Nick Day Law
95 River Street, Suite 202
Hoboken, New Jersey 07030
Attn: Nick Day, Esq.
e-mail: nday@nickdaylaw.com

or to such other address or telecopy number as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith.

9.           Shareholder Representative. As specified in the Merger Agreement, the Shareholder Representative shall have the authority to act on behalf of the Sky Shareholders (as defined in the Merger Agreement) and shall hold any such Collateral on behalf of the Sky Shareholders and shall distribute it accordingly as reasonably as practicable.

10. Amendments and Waivers. No modification, amendment or waiver of any provision of, or consent required by, this Agreement, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by each of the parties hereto. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

11.         Exclusivity and Waiver of Rights. No failure to exercise and no delay in exercising on the part of any party, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any other rights or remedies provided by law.

Exhibit 10.1 page 5 of 8

12.         Invalidity. Any term or provision of this Agreement shall be ineffective to the extent it is declared invalid or unenforceable, without rendering invalid or enforceable the remaining terms and provisions of this Agreement.

13.         Headings. Headings used in this Agreement are inserted for convenience only and shall not affect the meaning of any term or provision of this Agreement.

14.         Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original instrument, but all of which collectively shall constitute one and the same agreement.

15.         Assignment. This Agreement and the rights and obligations hereunder shall not be assignable or transferable by the any of the parties without the prior written consent of the Secured Party, at their sole and absolute discretion.

16.         Survival. Unless otherwise expressly provided herein, all representations warranties, agreements and covenants contained in this Agreement shall survive the execution hereof and shall remain in full force and effect until the payment in full of the Note guaranteed by the Guaranty.

17.         Miscellaneous. This Agreement shall inure to the benefit of each of the parties hereto and all their respective successors and permitted assigns. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.

18.         GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS).

19.         CONSENT TO JURISDICTION. Any action brought by either party against the other arising out of or related to this agreement shall be commenced only in the state or federal courts of general jurisdiction located in NEW YORK, NY, except that all such disputes between the parties shall be subject to alternative dispute resolution through Exhibit 10.1 page arbitration at the Holder’s sole discretion and election (regardless of which party initiates the legal proceedings).

20.         WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THISAGREEMENT. EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND EACH OF THE OTHER PARTIES HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 20.

Exhibit 10.1 page 6 of 8

21.         Attorneys' Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

22.         Entire Agreement. This Agreement contains the entire agreement among the parties with respect to the transactions contemplated by this Agreement and supersedes all prior agreements or understandings among the parties with respect to the subject matter hereof.

[SIGNATURE PAGE(S) FOLLOW]

Exhibit 10.1 page 7 of 8

IN WITNESS WHEREOF, this Security Agreement has been executed as of the date first set written above.

SKYAUCTION.COM, Inc.

By:	/s/ Salvatore Esposito
Name: Salvatore Esposito
Title: Chief Operating Officer and Secretary

SHAREHOLDER REPRESENTATIVE

By:	/s/ Michael Hering
Name: Michael Hering

ACCEPTED AND AGREED TO BY:

INCUMAKER, INC.

By:	/s/ Ketan Thakker
Name: Ketan Thakker
Title: Chief Executive Officer

Exhibit 10.1 page 8 of 8

EXHIBIT A

COLLATERAL

Guarantor hereby grants, pledges, and assigns for the benefit of the Secured Party, and there is hereby created in favor of the Secured Party, a security interest in and to all of Guarantor's right, title, and interest in, to, and under all assets of Guarantor which shall include, but not be limited to:

•	Cash reserves and collateral held by Guarantor’s banks
•	Customer deposits
•	Gift certificates
•	Inventory
•	Accounts receivable
•	Customer lists
•	Software
•	Hardware including laptops
•	Desks and furniture